Exhibit 13.2
Certification of Chief Financial Officer Pursuant to 18 U. S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Rick Dunn, Chief Financial Officer of Satellogic Inc. (the “Registrant”), hereby certify, that, to my knowledge:

1.The Annual Report on Form 20-F for the year ended December 31, 2023 (the “Report”) of the Registrant fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: April 15, 2024

	Signature:	/s/ Rick Dunn
Rick Dunn
Chief Financial Officer
This certification accompanies the Report pursuant to § 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Registrant for purposes of § 18 of the Securities Exchange Act of 1934, as amended.